Exhibit 10(u)(1)
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                        AMENDMENT TO EMPLOYMENT AGREEMENT
                                     BETWEEN
                           FPIC INSURANCE GROUP, INC.
                                       AND
                                   KURT CETIN


         THIS AMENDMENT is made, entered into and effective as of the 23rd day of March 2002, by and between FPIC Insurance Group, Inc., a Florida corporation (hereinafter referred to as "Employer"), and Kurt Cetin (hereinafter referred to as "Employee").

         Section 3(a) of the Employment Agreement between Employer and Employee dated November 6, 1999 (the "Employment Agreement") is amended as follows:

"3.      Term.
         ----

(a) Unless sooner terminated as provided herein, the term of this Agreement shall be for a period commencing November 6, 1999 and ending on December 31, 2002, which term shall be extended for an additional twelve month period ending on December 31, 2003."

         All other terms and conditions of the Employment Agreement shall remain in full force and effect with the exception of paragraph 4(e), which shall expire at the end of 2002.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       FPIC INSURANCE GROUP, INC.


                                       By:______________________________________
                                                John R. Byers
                                                President and Chief Executive
                                                   Officer


                                       _________________________________________
                                                KURT CETIN